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                                                                 EXHIBIT 99.(11)


                                     [LOGO]

                      [McGLADREY & PULLEN, LLP LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the reference to our firm in the Statement of Additional Information under the caption "Investment Advisory and Other Services" included in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1a File No. 2-76762 of American Diversified Funds, Inc. as filed with the Securities and Exchange Commission.



                                        /s/ McGLADREY & PULLEN, LLP
                                        -----------------------------
                                        McGladrey & Pullen, LLP


New York, New York
October 8, 1998